UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2010

AVEO PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-34655	04-3581650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Sidney Street Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 299-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2010, AVEO Pharmaceuticals, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional and accredited investors (the “Investors”) pursuant to which it agreed to sell to the Investors in a private placement 4,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, at a purchase price per Share of $13.50 for total gross proceeds of $60.75 million.

Upon the closing, Baupost Group Securities, L.L.C. became a beneficial owner of more than 5% of our voting securities, and entities affiliated with FMR LLC, also known as Fidelity Investments, which, prior to the closing was a beneficial owner of approximately 12.5% of our voting securities, became a beneficial owner of more than 14% of our voting securities. The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission (the “SEC”). Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power.

The closing took place on November 3, 2010 and was subject to the satisfaction of customary closing conditions. J.P. Morgan Securities LLC and Canaccord Genuity Inc. served as joint lead placement agents, and RBC Capital Markets Corporation served as co-placement agent for the sale of the Shares.

The Shares were offered and sold in a private placement without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act relating to sales by an issuer not involving any public offering and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Each Investor represented to the Company that it is an accredited investor and that such Investor acquired the securities for its own account and not with a view to resale or distribution in violation of the Securities Act.

In connection with the transactions described above, the Company also entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company agreed to register for resale the Shares acquired from the Company (the “Registrable Shares”). The Company is required to file a registration statement (the “Registration Statement”) with the SEC for the resale of the Registrable Shares within 30 days following the closing date and to use its commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable after the filing thereof, but in any event no later than 90 days following the closing date (or 120 days following closing date, if the SEC determines to review the Registration Statement).

In the event the Registration Statement has not been filed by 30 days following the closing date, then the Company has agreed to make pro-rata payments to each Investor as liquidated damages an amount equal to 1.5% of the aggregate amount invested by each such Investor per 30-day period or pro-rata for any portion thereof during which no Registration Statement is filed with respect to the Registrable Securities. Moreover, in the event (i) the Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of five trading days after the date which the Company is notified that the Registration Statement will not be reviewed by the SEC staff or is not subject to further review and comment by the SEC staff, (ii) the Registration Statement has not been declared effective by 90 days following the closing date, if the SEC staff determines not to review the Registration Statement, or the Registration Statement has not been declared effective by 120 days following the closing date if the SEC staff determines to review the Registration Statement or (iii) after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement, then the Company has agreed to make pro-rata payments to each Investor as liquidated damages an amount equal to 1.5% of the aggregate amount invested by each such Investor per 30-day period or pro-rata for any portion thereof following the date by which the Registration Statement should have been effective, subject to specified exceptions. In addition, the Company agreed to keep the Registration Statement continuously effective until the earlier to occur of (i) the date on which all of the Registrable Shares registered thereunder shall have been sold and (ii) the date on which all of the Registrable Securities covered by the Registration Statement may be sold without restriction pursuant to Rule 144 under the Securities Act.

The Company also agreed to other customary obligations regarding registration, including indemnification and maintenance of the effectiveness of the registration statement.

The Securities Purchase Agreement and the Registration Rights Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and such documents are incorporated herein by reference. The foregoing is only a brief description of the material terms of the Securities Purchase Agreement and the Registration Rights Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the offering and sale of the Shares is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On October 29, 2010, the Company issued a press release announcing the sale of the Shares described in Item 1.01 above and stating that the Company expects to use a portion of the net proceeds of the sale of the Shares to accelerate and expand the clinical development and pre-commercialization efforts of tivozanib, the Company’s lead product candidate, in parallel with its ongoing Phase 3 registration trial in patients with advanced kidney cancer (TIVO-1), and to assume development responsibilities for AV-299, its internally discovered anti-HGF antibody. The full text of the press release issued in connection with this announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at its internet address into this Current Report on Form 8-K. The information available at the Company’s internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVEO PHARMACEUTICALS, INC.

	By:	/S/ TUAN HA-NGOC
	Name:	Tuan Ha-Ngoc
Date: November 3, 2010	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated as of October 28, 2010, by and among the Company and the Investors named therein

10.2	Registration Rights Agreement, dated as of October 28, 2010, by and among the Company and the Investors named therein

99.1	Press release, dated October 29, 2010